UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2021

GLOBAL HEALTHCARE REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

6800 N. 79th St., Ste. 200, Niwot, CO 80503

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 449-2100

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.02	ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

ITEM 7.01	REGULATION FD DISCLOSURE

Global Healthcare REIT, Inc. (the “Company”), issued a press release today announcing that Christopher “Randy” Barker has been appointed President and COO of the Company and is the newest Member of its Board of Directors, effective date of January 1, 2021. Mr. Barker will replace Lance Baller who has been acting as the Company’s Interim President. A copy of the press release is filed herewith as Exhibit 99.1

The following is biographical information for Mr. Barker.

Randy Barker, age 53, is a co-founder and part of the Management Group at Graphium Health, a mobile, cloud-based software platform for anesthesia related to compliance, billing, revenue cycle management, electronic data capture and operational excellence. Mr. Barker served as the CEO of Graphium Health from 2011 to 2016.

Mr. Barker is also a co-founder/partner of empathiHR, launched in 2020 as a video based learning management/content management platform hybrid producing custom courses leveraging industry subject matter experts that enable businesses to manage compliance needs, and offer quality learning for their organization. He is also the co-founder/partner of HR Vids, launched in 2019 as a software platform that leverages video to assist with hiring, engagement and retention in high-turnover industries.

Randy is a graduate of Roberts Wesleyan College with a Bachelor of Arts degree in Communications, with a concentration in Business. He also volunteers with a number of charities including being a Board Member of an orphanage in Kenya, as well as working with a private Christian school in Nicaragua.

In consideration of services rendered as President and COO of the Company, Mr. Barker shall be paid an annual salary of $125,000. Randy’s employment will be “at will” and can be terminated by either party on reasonable notice.

Effective January 1, 2021, Lance Baller shall resign as Interim President of the Company but shall remain as CEO and shall also be appointed to serve as the Company’s Chairman of the Board. In consideration of services rendered as CEO of the Company, Mr. Baller shall be paid an annual salary of $125,000.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:	EXHIBITS

Item	Title

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc. (Registrant)

Dated: January 5, 2021	/s/ Christopher R. Barker
Christopher R. Barker, President and COO